                                                                    EXHIBIT 3.83

Corporate Certificate No. 151
(Sept. 1969)

                                STATE OF INDIANA
                        OFFICE OF THE SECRETARY OF STATE

                          CERTIFICATE OF INCORPORATION

                                       OF

                  U-HAUL CO. OF INDIANAPOLIS, INC.

         I, WILLIAM N. SALIN, Secretary of State of the State of Indiana, hereby certify that Articles of Incorporation of the above Corporation, in the form prescribed by my office, prepared and signed in duplicate by the incorporator(s), and acknowledged and verified by the same before a Notary Public, have been presented to me at my office accompanied by the fees prescribed by law; that I have found such Articles conform to law; that I have endorsed my approval upon the duplicate copies of such Articles; that all fees have been paid as required by law; that one copy of such Articles has been filed in my office; and that the remaining copy of such Articles bearing the endorsement of my approval and filing has been returned by me to the incorporator(s) or his (their) representatives; all as prescribed by the provisions of the Indiana General Corporation Act, as amended.

         Wherefore, I hereby issue to such Corporation this Certificate of Incorporation, and further certify that its corporate existence has begun.

                  In Witness Whereof, I have hereunto set my hand and affixed the seal of the State of Indiana, at the City of Indianapolis, this 3rd day of March, 1970.
                  _____________________________________________________________
                         WILLIAM N. SALIN, Secretary of State.

                  By____________________________________________________________
                                                                     Deputy

                            ARTICLES OF INCORPORATION

                                       of

                        U-HAUL CO. OF INDIANAPOLIS, INC.

         The undersigned incorporator or incorporators, desiring to form a corporation (hereinafter referred to as the "Corporation") pursuant to the provisions of The Indiana General Corporation Act, as amended (hereinafter referred to as the "Act"), execute the following Articles of Incorporation.

                                    ARTICLE I

                                      Name

         The name of the Corporation is U-HAUL CO. OF INDIANAPOLIS, INC..

                                   ARTICLE II

                                    Purposes

         The purposes for which the Corporation is formed are: to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Indiana. Said purposes shall include, but in no way be limited to renting and leasing to the general public trailers, semi-trailers, trucks, passenger automobiles and other equipment, tools, machinery, vehicles and property of any and every kind and description, and purshasing or otherwise acquiring and operating any facilities useful for the conduct of the business enterprises of this corporation; and doing or carrying out all acts or activities and exercising all lawful corporate powers necessary or proper to accomplish any of the foregoing purposes.

                                   ARTICLE III

                                Term of Existence

         The period during which the Corporation shall continue is perpetual.

                                   ARTICLE IV

                       Principal Office and Resident Agent

         The post office address of the principal office of the Corporation is 1511 Merchants Bank Building, c/o C. T. Corporation System, Indianapolis, Indiana 46204 and the name and post office address of its Resident Agent in charge of such office is C. T. Corporation System, 1511 Merchants Bank Building, Indianapolis, Indiana 46204.

                                    ARTICLE V

                                Number of Shares

         The total number of shares which the Corporation shall have authority to issue is 2,500 shares consisting of 2,500 shares with the par value of $10.00 per share, and No shares without par value.

                                   ARTICLE VI

                             Initial Stated Capital

         The Corporation will not commence business until consideration of the value of at least $1,000.00 has been received for the issuance of shares.

                                   ARTICLE VII

                                    Directors

         The initial Board of Directors shall be composed of 3 members. The number of directors may from time to time be fixed by the by-laws of the Corporation at any number, not less than three. In the absence of a by-law fixing the number of directors, the number shall be 3.

                                  ARTICLE VIII

                           Initial Board of Directors

         Names and Post Office Addresses. The names and post office addresses

Page two of three pages
of the first Board of Directors of the Corporation are as follows:

                 Rayburn N. Lawrence           7025 East 86th Street
                                               Indianapolis, Indiana 46256

                 Marvin Zuelly                 7025 East 86th Street
                                               Indianapolis, Indiana 46256

                 Sharon B. Lawrence            7025 East 86th Street
                                               Indianapolis, Indiana 46256

                                   ARTICLE IX

                                  Incorporator

Section 1. Name and Post Office Address. The name and post office address of the incorporator of the Corporation is as follows:

                 Arthur G. Seifert             2727 North Central Avenue
                                               Phoenix, Arizona 85004

Section 2. Age. The incorporator is of lawful age.

         IN WITNESS WHEREOF, the undersigned, being the incorporator designated in Article IX, execute these Articles of Incorporation and certify to the truth of the facts herein stated, this 9th day of February, 1970.

                                          /s/ Arthur G. Seifert
                                          --------------------------------------
                                          Arthur G. Seifert

STATE OF ARIZONA     )
                     )  ss:
COUNTY OF MARICOPA   )

         I, the undersigned, a Notary Public duly commissioned to take acknowledgments and administer oaths in the State of Arizona, certify that Arthur G. Seifert, being the incorporator, referred to in Article IX of the foregoing Articles of Incorporation, personally appeared before me; acknowledged the execution thereof; and swore to the truth of the facts therein stated.

         WITNESS my hand and Notarial Seal this 9th day of February, 1970.

                                          /S/ Helen H. Delamater
                                          --------------------------------------
                                          Helen H. Delamater
                                          Notary Public for the State of Arizona
                                          My Commission expires August 13, 1972

This instrument was prepared by David L. Helsten

Page three of three pages

Corporate Certificate No. 152
  Nov. 1969

                                STATE OF INDIANA
                        OFFICE OF THE SECRETARY OF STATE

                            CERTIFICATE OF AMENDMENT
                                       OF

                        U-HAUL CO. OF INDIANAPOLIS, INC.

         I, WILLIAM N. SALIN, Secretary of State of the State of Indiana, hereby certify that Articles of Amendment for the above Corporation, in the form prescribed by my office, prepared and signed in duplicate in accordance with "An Act concerning domestic and foreign corporations for profit, providing penalties for the violation hereof, and repealing all laws or parts of laws in conflict herewith," approved March 16, 1929, and Acts supplemental thereto.

                         THE AMENDMENT
         The exact text of Article I. The name of the corporation is

                   AMERCO MARKETING CO. OF INDIANAPOLIS, INC.

         Whereas, upon due examination, I find that the Articles of Amendment conform to law, and have endorsed my approval upon the duplicate copies of such Articles; that all fees have been paid as required by law; that one copy of such Articles has been filed in my office; and that the remaining copy of such Articles bearing the endorsement of my approval and filing has been returned by me to the Corporation.

                            In Witness Whereof, I have hereunto set my hand and affixed the seal of the State of Indiana, at the City of Indianapolis, this 1st day of October, 1970

                                   _____________________________________________
                                    WILLIAM N. SALIN, Secretary of State

                                   By __________________________________________
                                                       Deputy

                                 Corporate Form No. 4 (Sept. 1967) -- Page One

                                 ARTICLES OF AMENDMENT (Amending Individual
                                   Articles Only)

                                 Prescribed by the Secretary of State of Indiana

                                 Filing Requirements -- Present 3 Executed
                                   Copies to Secretary of state

                                 Recording Requirements -- Before Exercising any
                                   Authority under Amendment, Record 1 of such
                                   3 Executed Copies, as Approved and Returned by Secretary of State, with Recorder of County where Principal Office is Located.

                              ARTICLES OF AMENDMENT
                                     OF THE
                            ARTICLES OF INCORPORATION
                                       OF

                        U-HAUL CO. OF INDIANAPOLIS, INC.

         The undersigned officers of U-HAUL CO. OF INDIANAPOLIS, INC. (hereinafter referred to as the "Corporation"), existing pursuant to the provisions of The Indiana General Corporation Act, as amended (hereinafter referred to as the "Act"), desiring to give notice of corporate action effectuating amendment of certain provisions of its Articles of Incorporation, certify the following facts:

                                  SUBDIVISION A
                                 THE AMENDMENTS

         The exact text of Article I of the Articles of Incorporation of the Corporation, as amended (hereinafter referred to as the "Amendments"), now is as follows:

                                 "NAME

                                 The name of the corporation is AMERCO MARKETING CO. OF INDIANAPOLIS, INC."

                                   Corporate Form No. 4 (Sept. 1967) -- Page Two

                                  SUBDIVISION B
                           MANNER OF ADOPTION AND VOTE

         1.       Action by Directors (select appropriate paragraph)

         (a) The Board of Directors of the Corporation, at a meeting thereof, duly called, constituted and held on August l2, 1970, at which a quorum of such Board of Directors was present, duly adopted a resolution proposing to the Shareholders of the Corporation entitled to vote in respect of the Amendments that the provisions and terms of Article I of its Articles of Incorporation be amended so as to read as set forth in the Amendments; and called a meeting of such Shareholders, to be held August 12, 1970, to adopt or reject the Amendments, unless the same were so approved prior to such date by unanimous written consent.

         (b) By written consent executed on August 12, 1970, signed by all of the members of the Board of Directors of the Corporation, a resolution was adopted proposing to the Shareholders of the Corporation entitled to vote in respect of the Amendments, that the provisions and terms of Article I of its Articles of Incorporation be amended so as to read as set forth in the Amendments, and a meeting of such shareholders was called to be held August 12, 1970, to adopt or reject the Amendments, unless the same were so approved prior to such date by unanimous written consent.

         2.       Action by Shareholders (select appropriate paragraph)

         (a) The Shareholders of the Corporation entitled to vote in respect of the Amendments, at a meeting thereof, duly called, constituted and held on August 12, 1970, at which all were present in person or by proxy, adopted the Amendments.

         The holders of the following classes of shares were entitled to vote as a class in respect of the Amendments:

         (1)

         (2)      N/A

         (3)

                                 Corporate Form No. 4 (Sept. 1967) -- Page Three

         The number of shares entitled to vote in respect of the Amendments, the number of shares voted in favor of the adoption of the Amendments, and the number of shares voted against such adoption are as follows:

                                                   Shares Entitled To Vote as A Class
                                Total                (as listed immediately above)
                                -----           ---------------------------------------
                                                 (1)              (2)               (3)
Shares entitled to vote:         500            -----             N/A              -----
Shares voted in favor:           500            -----             -----            -----
Shares voted against:            -0-            -----             -----            -----

         (b) By written consent executed on August 12, 1970, signed by the holders of 500 shares of the Corporation, being all of the shares of the Corporation entitled to vote in respect of the Amendments, the Shareholders adopted the Amendments.

         3.       Compliance with Legal Requirements

         The manner of the adoption of the Amendments, and the vote by which they were adopted, constitute full legal compliance with the provisions of the Act, the Articles of Incorporation, and the By-Laws of the Corporation.

                                  SUBDIVISION C
                  STATEMENT OF CHANGES MADE WITH RESPECT TO THE
                          SHARES HERETOFORE AUTHORIZED

                                      None

                                  Corporate Form No. 4 (Sept. 1967) -- Page Four

         IN WITNESS WHEREOF, the undersigned officers execute these Articles of Amendment of the Articles of, Incorporation of the Corporation, and certify to the truth of the facts herein stated, this 15th day of September, 1970.

                                            /s/ Rayburn N. Lawrence
                                            ------------------------------------
                                                   (Written Signature)

                                            /s/ Rayburn N. Lawrence
                                            ------------------------------------
                                                    (Printed Signature)

                                            President of

                                            U-HAUL CO. OF INDIANAPOLIS,  INC.
                                            ------------------------------------
                                              (Name of Corporation)

                                            /s/ Sharon B. Lawrence
                                            ------------------------------------
                                                  (Written Signature)

                                            /s/ Sharon B. Lawrence
                                            ------------------------------------
                                                  (Printed Signature)

                                            Secretary of

                                            U-HAUL CO. OF INDIANAPOLIS, INC.
                                            ------------------------------------
                                               (Name of Corporation)

STATE OF INDIANA)
                ) SS:
COUNTY OF MARION)

         I, the undersigned, a Notary Public duly commissioned to take acknowledgments and administer oaths in the State of Indiana, certify that Rayburn N. Lawrence, the ___________ President, and Sharon B. Lawrence , the ___________ Secretary, of U-HAUL CO. OF INDIANAPOLIS, INC , the officers executing the foregoing Articles of Amendment of Articles of Incorporation, personally appeared before me; acknowledged the execution thereof; and swore to the truth of the facts therein stated.

         WITNESS my hand and Notarial Seal this 15th day of September, 1970

                                                 /s/ Dwight W. Trueblood
                                            ------------------------------------
                                                    (Written Signature)

                                                   Dwight W. Trueblood
                                            ------------------------------------
                                                   (Printed Signature)

                                                       Notary Public

My commission expires
              4-17-74

This instrument was prepared by ------------------------------------------

Corporate Certificate No. 152
  Nov. 1969

                                STATE OF INDIANA
                        OFFICE OF THE SECRETARY OF STATE

                            CERTIFICATE OF AMENDMENT
                                       OF

                   AMERCO MARKETING CO. OF INDIANAPOLIS, INC.

         I LARRY A. CONRAD, Secretary of State of the State of Indiana, hereby certify that Articles of Amendment for the above Corporation, in the form prescribed by my office, prepared and signed in duplicate in accordance with "An Act concerning domestic and foreign corporations for profit, providing penalties for the violation hereof, and repealing all laws or parts of laws in conflict herewith," approved March 16, 1929, and Acts supplemental thereto.

                                  THE AMENDMENT
                Article I: The name of the Corporation shall be:
                         AMERCO MARKETING CO. OP CENTRAL
                                  INDIANA, INC.

         Whereas, upon due examination, I find that the Articles of Amendment conform to law, and have endorsed my approval upon the duplicate copies of such Articles; that all fees have been paid as required by law; that one copy of such Articles has been filed in my office; and that the remaining copy of such Articles bearing the endorsement of my approval and filing has been returned by me to the Corporation.

                                 In Witness Whereof, I have hereunto set my hand and affixed the seal of the State of Indiana, at the City of Indianapolis, this 4th. day of March, 1971.
                                 _____________________________________________
                                 LARRY A. CONRAD, Secretary of State

                                 By___________________________________________
                                                  Deputy

                                 Corporate Form No. 4 (Sept. 1967) -- Page One ARTICLES OF AMENDMENT (Amending Individual
                                    Articles Only)

                                 Prescribed by the Secretary of State of Indiana

                                 Filing Requirements Present 3 Executed Copies
                                    to Secretary of State

                                 Recording Requirements -- Before Exercising any
                                    Authority under Amendment. Record 1 of such
                                    3 Executed Copies, as Approved and Returned by Secretary of State, with Recorder of County where Principal Office is Located.

                              ARTICLES OF AMENDMENT
                                     OF THE
                            ARTICLES OF INCORPORATION
                                       OF

                  AMERCO MARKETING CO. OF INDIANAPOLIS, INC.

         The undersigned officers of AMERCO MARKETING CO. OF INDIANAPOLIS, INC. (hereinafter referred to as the "Corporation"), existing pursuant to the provisions of The Indiana General Corporation Act, as amended (hereinafter referred to as the "Act"), desiring to give notice of corporate action effectuating amendment of certain provisions of its Articles of Incorporation, certify the following facts:

                                  SUBDIVISION A
                                 THE AMENDMENTS

         The exact text of Article I of the Articles of Incorporation of the Corporation, as amended (hereinafter referred to as the "Amendments"), now is as follows:

                  "NAME -

                  The name of the corporation is AMERCO MARKETING CO. OF CENTRAL

                  INDIANA, ING."

                                   Corporate Form No. 4 (Sept. 1967) -- Page Two

                                  SUBDIVISION B
                           MANNER OF ADOPTION AND VOTE

         1.       Action by Directors (select appropriate paragraph)

         (a) The Board of Directors of the Corporation, at a meeting thereof, duly called, constituted and held on February 24, 1971, at which a quorum of such Board of Directors was present, duly adopted a resolution proposing to the Shareholders of the Corporation entitled to vote in respect of the Amendments that the provisions and terms of Article I of its Articles of Incorporation be amended so as to read as set forth in the Amendments; and called a meeting of such Shareholders, to be held February 24, 1971, to adopt or reject the Amendments, unless the same were so approved prior to such date by unanimous written consent.

         (b) By written consent executed on February 24, 1971, signed by all of the members of the Board of Directors of the Corporation, a resolution was adopted proposing to the Shareholders of the Corporation entitled to vote in respect of the Amendments, that the provisions and terms of Article I of its Articles of Incorporation he amended so as to read as set forth in the Amendments, and a meeting of such shareholders was called to be held________19__, to adopt or reject the Amendments, unless the same were so approved prior to such date by unanimous written consent.

         2.       Action by Shareholders (select appropriate paragraph)

         (a) The Shareholders of the Corporation entitled to vote in respect of the Amendments, at a meeting thereof, duly called, constituted and held on February 24, 1971, at which all shareholders were present in person or by proxy, adopted the Amendments.

         The holders of the following classes of shares were entitled to vote as a class in respect of the Amendments:

         (1)

         (2)      N/A

         (3)

                                                  Corporate Form No. [ILLEGIBLE]

         The number of shares entitled to vote in respect of the Amendments, the number of shares voted in favor of the adoption of the Amendments, and the number of shares voted against such adoption are as follows:

                                                Shares Entitled To Vote as A Class
                                 Total            (as listed immediately above)
                                 -----        -------------------------------------
                                                (1)             (2)            (3)
Shares entitled to vote:          500         ------            N/A          -----
Shares voted in favor:            500         ------            -----        -----
Shares voted against:             -0-         ------            -----        -----

         (b) By written consent executed on February 24, 1971, signed by the holders of 500 shares of the Corporation, being all of the shares of the Corporation entitled to vote in respect of the Amendments, the Shareholders adopted the Amendments.

         3.       Compliance with Legal Requirements

         The manner of the adoption of the Amendments, and the vote by which they were adopted, constitute full legal compliance with the provisions of the Act. the Articles of Incorporation, and the By - Laws of the Corporation.

                                  SUBDIVISION C
                  STATEMENT OF CHANGES MADE WITH RESPECT TO THE
                          SHARES HERETOFORE AUTHORIZED

                                      NONE

                                   Corporate Form No. 4 (Sept. 1967) Page Four

         IN WITNESS WHEREOF, the undersigned officers execute these Articles of Amendment of the Articles of Incorporation of the Corporation, and certify to the truth of the facts herein stated, this 2nd day of March, 1971.

                                                   /s/ David L. Helsten
                                            -----------------------------------
                                                    (Written Signature)

                                                   /s/ David L. Helsten
                                            ------------------------------------
                                                   (Printed Signature)

                                       Vice-President of

                                            AMERCO MARKETING CO. OF
                                            INDIANAPOLIS, INC.
                                            ------------------------------------
                                            (Name of Corporation)

                                                    /s/ John A. Lorentz
                                            ------------------------------------
                                                    (Written Signature)

                                                    /s/ John A. Lorentz
                                            ------------------------------------
                                                    (Printed Signature)

                                       Assistant Secretary of
                                            AMERCO MARKETING CO. OF
                                            INDIANAPOLIS, INC.
                                            ------------------------------------
                                            (Name of Corporation)

STATE OF ARIZONA  )
COUNTY OF MARICOPA) SS:

         I, the undersigned, a Notary Public duly commissioned to take acknowledgments and administer oaths in the State of Indiana, certify that David
L. Helsten, the Vice-President and John A. Lorentz, the Assistant Secretary, of AMERCO MARKETING CO. OF INDIANAPOLIS, INC., the officers executing the foregoing Articles of Amendment of Articles of Incorporation, personally appeared before me; acknowledged the execution thereof; and swore to the truth of the facts therein stated.

         WITNESS my hand and Notarial Seal this 2nd day of March, 1971.

                                                /s/ Helen H. Delamater
                                            ------------------------------------
                                                   (Written Signature)

                                                /s/ Helen H. Delamater
                                            ------------------------------------
                                                   (Printed Signature)

                                                     Notary Public

My commission expires

                8-13-72
-------------------------------

This instrument was prepared by
                               ------------------------------------------------